UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):		March 9, 2007

NALCO FINANCE HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	333-119231	61-1464558
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL 60563

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01

Regulation FD Disclosure

An updated financial overview of Nalco Holding Company, parent of Nalco Finance Holdings LLC, will be presented to investors and analysts at a series of meetings and conferences in March of 2007. A copy of the presentation is attached as an exhibit to this filing.

Item 9.01

Financial Statements and Exhibits

(c)

Exhibits

The following exhibit is furnished pursuant to Item 9.01 of Form 8-K:

99.1

Updated Nalco Holding Company Financial Overview presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO FINANCE HOLDINGS LLC

/s/ Stephen N. Landsman

Secretary

Date: March 9, 2007